                       CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors and Reports to Shareholders" and to the incorporation by reference of our reports on Kemper Contrarian Fund, Kemper-Dreman High Return Equity Fund and Kemper Small Cap Value Fund, dated January 20, 1998 in the Registration Statement of Kemper Value Fund, Inc. on Form N-1A and the related Prospectus filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 21 to the Registration Statement under the Securities Act of 1933 (File No. 33-18477) and in this Amendment No. 23 to the Registration Statement under the Investment Company Act of 1940 (File No. 811-5385).





                                        ERNST & YOUNG LLP


Chicago, Illinois
January 28, 1998

                        REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Shareholders
Kemper Contrarian Fund


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Contrarian Fund as of November 30, 1997, the related statements of operations for the eleven months then ended and changes in net assets for the eleven months then ended and year ended December 31, 1996, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the seven years in the period ended December 31, 1994 were audited by other auditors whose report dated January 19, 1995 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test bases, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statment presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Contrarian Fund at November 30, 1997, the results of its operations for the eleven months then ended, the changes in its net assests for the eleven months then ended and year ended December 31, 1996, and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.



                                                ERNST & YOUNG LLP


Chicago, Illinois
January 20, 1998

                        REPORT OF INDEPENDENT AUDITORS



The Board of Directors and Shareholders
Kemper-Dreman High Return Equity Fund


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper-Dreman High Return Equity Fund as of November 30, 1997, and the related statements of operations for the eleven months then ended and changes in net assets for the eleven months then ended and year ended December 31, 1996, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsiblity of the Fund's managment. Our responsibility is to express an opinion on these financial statments and financial highlights based on our audits. The financial highlights for each of the seven years in the period ended December 31, 1994 were audited by other auditors whose report dated January 19, 1995 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain resonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investmensts owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper-Dreman High Return Equity Fund at November 30, 1997, the results of its operations for the eleven months then ended, the changes in its net assets for the eleven months then ended and year ended December 31, 1996, and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.




                                                ERNST & YOUNG LLP


Chicago, Illinois
January 30, 1998

                        REPORT OF INDEPENDENT AUDITORS



The Board of Directors and Shareholders
Kemper Small Cap Value fund



We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Small Cap Value Fund as of November 30, 1997, the related statements of operations for the eleven months then ended and changes in net assets for the eleven months then ended and year ended December 31, 1996, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1994 were audited by other auditors whose report dated January 19, 1995 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Small Cap Value Fund at November 30, 1997, the results of its operations for the eleven months then ended, the changes in its net assets for the eleven months then ended and year ended December 31, 1996, and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.




                                                ERNST & YOUNG LLP


Chicago, Illinois
January 20, 1998